Exhibit 99.1

EASTERLY ACQUISITION CORP. ANNOUNCES EXTENSION OF TIME TO COMPLETE PREVIOUSLY ANNOUNCED BUSINESS COMBINATION WITH
SIRIUS INTERNATIONAL INSURANCE GROUP, LTD.

-- Continued strong stockholder support for the business combination deadline to be extended until November 30, 2018 --

New York, NY – June 29, 2018 – Easterly Acquisition Corp. (“Easterly”) (NASDAQ: EACQ) announces the approval of its stockholders to extend the deadline for it to complete an initial business combination to November 30, 2018. Stockholders representing 93.4% of the stockholder base voted, with all of the votes cast in favor of extending the time that Easterly has to complete its initial business combination. 807,170 shares of common stock were redeemed by existing Easterly stockholders in connection with the extension, leaving approximately $146.6 million cash in trust after redemptions.

Easterly obtained the extension to allow it more time to complete its previously announced business combination with Sirius International Insurance Group, Ltd. (“Sirius Group”). Established in 1945, Sirius Group, utilizing its unique global branch network, provides multi-line insurance and reinsurance in over 140 countries. Sirius Group wrote gross written premiums of $1.4 billion in 2017. Sirius Group is a Bermuda-based holding company with operating companies in Bermuda, Stockholm, New York and London.

Sirius Group’s principal equity holder is CMIG International Holding Pte. Ltd. (“CMIG International”). Singapore-based CMIG International is focused on international investments, asset management and cross-border M&A, and acquired Sirius Group from White Mountains Insurance Group, Ltd. in April 2016. CMIG International has four shareholders, major investor CMIG, is one of China’s leading private investment companies. It is registered in Shanghai with subsidiaries across many different sectors including new energies, healthcare, real estate, aviation, technology, finance and leasing. The other three ultimate shareholders are Hana Financial Group Inc., Sun Hung Kai & Co Limited and TBEA Co. Ltd. who are listed companies in Korea, Hong Kong and China respectively. CMIG International was recently awarded with S1000 (Singapore 1000 Company) Award in Singapore for its outstanding performance in the financial services field, and its determination to continue to meet the highest corporate governance standards. ABRY Partners, LLC, a Boston-based private equity investment firm focused on media, communications, insurance, business and information services, is also an equity owner of Sirius Group.

“We are pleased that our shareholders have supported the completion of our merger with Sirius Group,” said Avshalom Kalichstein, Chief Executive Officer of Easterly.

About Sirius Group

Sirius Group is a Bermuda-based holding company with (re)insurance operating companies in Bermuda, Stockholm, New York and London. Utilizing disciplined and professional underwriting, superior risk evaluation and best-in-class pricing technology, Sirius Group’s subsidiaries provide multi-line (re)insurance capacity in over 140 countries, including lead capacity for property, accident & health and other exposures. Additional information is available at Sirius Group's website located at www.siriusgroup.com.

About Easterly LLC

Easterly LLC is a private asset management holding company that has interests in boutique investment management firms.  Easterly’s core expertise is in acting as a principal to grow business platforms.  Easterly enhances businesses as a partner through capital formation, corporate development, and strategic implementation activities.  Easterly’s principals have a proven track record of delivering outperformance to both public and private investors across a variety of sectors. For more information about Easterly, please visit Easterly’s website at www.easterlycapital.com.

About Easterly Acquisition Corp.

Easterly Acquisition Corp. is a Special Purpose Acquisition Company sponsored by Easterly Acquisition Sponsor, LLC, an affiliate of Easterly LLC, for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses or assets. Easterly Acquisition Corp. completed its initial public offering in August 2015, raising $200 million in cash proceeds. Easterly Acquisition Corp.’s officers and certain of its directors are affiliated with Easterly LLC. For more information about Easterly Acquisition Corp., please visit its website at www.easterlyacquisition.com.

Additional Information about the Transaction and Where to Find It

This communication relates to a proposed business combination (the “Proposed Transaction”) between Easterly and Sirius Group and may be deemed to be solicitation material in respect of the Proposed Transaction. The Proposed Transaction will be submitted to the stockholders of Easterly for their approval. In connection with the Proposed Transaction, Sirius Group intends to file with the SEC a Registration Statement that will include a proxy statement of Easterly that also includes a prospectus of Sirius. This communication is not a substitute for the Registration Statement that Sirius Group will file with the SEC or any other documents that Sirius Group or Easterly may file with the SEC or that Easterly may send to its stockholders in connection with the Proposed Transaction. After the Registration Statement is declared effective, Easterly will mail a proxy statement/prospectus to its stockholders in connection with Easterly’s solicitation of proxies for the special meeting of Easterly stockholders to be held to approve the business combination and related transactions. This communication does not contain all the information that should be considered concerning the Proposed Transaction, including relevant risk factors that will be included in the proxy statement/prospectus. It is not intended to provide the basis for any investment decision or any other decision in respect to the Proposed Transaction. Easterly stockholders and other interested persons are advised to read the proxy statement/prospectus (including any documents incorporated by reference therein) when available, as these materials will contain important information about Sirius Group, Easterly and the Proposed Transaction. Investors and stockholders can obtain free copies of the proxy statement/prospectus once it is available and other documents filed with the SEC by Easterly through the web site maintained by the SEC at www.sec.gov. In addition, investors and stockholders can obtain free copies of the proxy statement once it is available from Easterly by accessing Easterly’s website at www.easterlyacquisition.com.

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, known as the PSLRA. Forward-looking statements may relate to the Proposed Transaction and any other statements relating to future results, strategy and plans of Easterly and Sirius Group (including certain projections, business trends, and statements which may be identified by the use of the words “plans,, “expects” or “does not expect,” “estimated,” “is expected,” “budget,” “scheduled,” “estimates,” “forecasts,” “intends,” “anticipates” or “does not anticipate,” or “believes,” or variations of such words and phrases or that state certain actions, events or results “may,” “could,” “would,” “might,” “projects,” “will” or “will be taken,” “occur” or “be achieved”). Forward-looking statements are based on the opinions and estimates of management of Easterly or Sirius Group, as the case may be, as of the date such statements are made, and they are subject to known and unknown risks, uncertainties, assumptions and other factors that may cause the actual results, level of activity, performance or achievements to be materially different from those expressed or implied by such forward-looking statements. For Sirius Group, these risks and uncertainties include, but are not limited to, its revenues and operating performance, general economic and market conditions, industry trends, legislation or regulatory requirements affecting the businesses in which it is engaged, management of growth, amount of redemptions, its business strategy and plans, the sufficiency of Sirius Group’s asbestos and other reserves, the impact of emerging claims issues as well as other insurance and non-insurance litigation, the cost and availability of reinsurance coverage, catastrophe losses, fluctuations in insurance and reinsurance pricing, investigations or enforcement actions by governmental authorities, the result of future financing efforts and its dependence on key personnel. For Easterly, risks include, but are not limited to, the risk of significant redemptions by Easterly stockholders, the inability to retain key personnel, the inability to obtain stockholder and regulatory approvals and the inability to successfully close the transaction. Additional information on these and other factors that may cause actual results and Easterly’s performance to differ materially is included in Easterly’s periodic reports filed with the SEC, including but not limited to Easterly’s Form 10-K for the year ended December 31, 2017 and subsequent Forms 10-Q. Copies may be obtained by contacting Easterly. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. These forward-looking statements are made only as of the date hereof, and Easterly and Sirius undertake no obligations to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

No Offer or Solicitation

This communication is for informational purposes only and is neither an offer to sell, nor the solicitation of an offer to buy any securities, nor is it a solicitation of any vote, consent, or approval in any jurisdiction pursuant to or in connection with the Proposed Transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

Participants in Solicitation

Easterly and Sirius Group, and their respective directors and executive officers, may be deemed participants in the solicitation of proxies of Easterly stockholders in respect of the Proposed Transaction. Information about the directors and executive officers of Easterly is set forth in Easterly’s Annual Report on Form 10-K for the year ended December 31, 2017. Information about the directors and executive officers of Sirius Group and more detailed information regarding the identity of all potential participants, and their direct and indirect interests, by security holdings or otherwise, will be set forth in Sirius Group’s Registration Statement that will include a proxy statement of Easterly. Investors may obtain additional information about the interests of such participants by reading such proxy statement when it becomes available

Contacts:

Sirius Group	Easterly
Michael Papamichael	Investor Relations
Sirius International Insurance Group, Ltd.	Easterly Acquisition Corp.
(212) 312-0219	(646) 712-8300
michael.papamichael@siriusgroup.com	ir@easterlyacquisition.com

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